UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2014

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware	000-30747	33-0885320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640
Los Angeles, CA 90067

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (310) 286-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 7, 2014, pursuant to the Agreement and Plan of Merger, dated as of July 22, 2013, as amended (the “Merger Agreement”), between PacWest Bancorp, a Delaware corporation (the “Company”), and CapitalSource Inc., a Delaware corporation (“CapitalSource”), CapitalSource merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”). Immediately after the Merger, CapitalSource Bank, a wholly-owned bank subsidiary of CapitalSource, merged with and into Pacific Western Bank, a wholly-owned bank subsidiary of the Company, with Pacific Western Bank continuing as the surviving bank.

Pursuant to the terms and conditions set forth in the Merger Agreement, each outstanding share of CapitalSource common stock, par value $0.01 per share (“CapitalSource Common Stock”) (other than shares held by CapitalSource as treasury stock or owned by the Company or any direct or indirect wholly owned subsidiary of the Company or CapitalSource, which shares were cancelled), was converted into the right to receive $2.47 in cash and 0.2837 of a share of Company common stock, par value $0.01 per share (“Company Common Stock”).  For each fractional share that would have otherwise been issued, the Company will pay cash in an amount equal to such fraction multiplied by $44.06 (the “Average Closing Price”), which was the average closing price of Company Common Stock as quoted on NASDAQ over the 15 trading days ended on April 4, 2014.

The number of shares of Company Common Stock that holders of CapitalSource equity awards will receive is based on $14.97, the per share value of the merger consideration when the Merger was consummated (the “Per Share Value”).  The Per Share Value was calculated by adding (i) $2.47 (the cash portion of the per share merger consideration) and (ii) the product of 0.2837 (the fraction of a share of Company Common Stock comprising the stock portion of the merger consideration) multiplied by the Average Closing Price.  Effective upon the consummation of the Merger:

i.                  each outstanding option to purchase shares of CapitalSource Common Stock, whether vested or unvested, that is in-the-money (that is, has an exercise price less than the Per Share Value) vested (to the extent it is not already vested) and each such outstanding option was converted into the right to receive a number of shares of Company Common Stock equal to (i) the number of shares of CapitalSource Common Stock subject to the option immediately before the Merger was consummated, multiplied by (ii) the excess of the Per Share Value over the exercise price of the option, divided by (iii) the Average Closing Price; and options with an exercise price greater than or equal to the Per Share Value, whether vested or unvested, were cancelled for no consideration;

ii.               each CapitalSource restricted stock unit and restricted stock award vested in full (to the extent not vested) and was converted into the right to receive a number of shares of Company Common Stock equal to (i) the number of shares of CapitalSource Common Stock subject to the award, multiplied by (ii) the Per Share Value, divided by (iii) the Average Closing Price, plus any accrued but unpaid dividend equivalents; and

iii.            subject to certain exceptions, each CapitalSource deferred unit vested in full (to the extent not vested) and was converted into the right to receive a number of shares of Company Common Stock equal to (i) the number of shares of CapitalSource Common Stock underlying such deferred unit, multiplied by (ii) the Per Share Value, divided by (iii) the Average Closing Price, plus any accrued but unpaid dividend equivalents.

For each fractional share that would have otherwise been issued with respect to CapitalSource options, restricted stock unit awards, restricted stock awards and deferred units, the Company will pay cash in an amount equal to such fraction multiplied by the Average Closing Price.  The shares issuable are subject to reduction by applicable taxes required to be withheld.

As a result of the Merger, the Company will deliver approximately $483.1 million in cash and approximately 56.7 million shares of Company Common Stock to the former holders of CapitalSource Common Stock.  Former holders of CapitalSource Common Stock as a group have the right to receive shares of Company Common Stock in the Merger constituting approximately 55% of the outstanding shares of Company Common Stock immediately after the Merger. As a result, holders of Company Common Stock immediately prior to the Merger, as a group, own approximately 45% of the outstanding shares of the Company Common Stock immediately after the Merger.  The cash portion of the merger consideration was funded through consolidated cash on hand from the combined entity.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 26, 2013, and Amendment No. 1 to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2013, both of which are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Merger, the Company assumed CapitalSource’s guarantees with respect to the following securities.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among the Company, CapitalSource, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of November 21, 2005, among CapitalSource Finance LLC, CapitalSource and Wilmington Trust Company, as trustee, with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $82.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among the Company, CapitalSource, CapitalSource Finance LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of February 22, 2006, among CapitalSource Finance LLC, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $51.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among the Company, CapitalSource, CapitalSource Finance LLC and Wells Fargo Bank, N.A., as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of December 5, 2006, among CapitalSource Finance LLC, CapitalSource and Wells Fargo Bank, N.A., as trustee, with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $16.5 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among the Company, CapitalSource, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of December 19, 2006, among CapitalSource Finance LLC, CapitalSource and Wilmington Trust Company, as trustee, with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $6.6 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to a First Supplemental Indenture, dated as of April 7, 2014, among the Company, CapitalSource, CapitalSource Finance LLC and Wilmington Trust Company, as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Junior Subordinated Indenture, dated as of June 13, 2007, among CapitalSource Finance LLC, CapitalSource and Wilmington Trust Company, as trustee, with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $39.2 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under such Junior Subordinated Indenture.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among the Company, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of December 14, 2005, between CapitalSource and The Bank of New York Mellon Trust Company, N.A. with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $128.9 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of December 14, 2005, among CapitalSource Finance LLC, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among the Company, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of September 27, 2006, between CapitalSource and The Bank of New York Mellon Trust Company, N.A. with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $51.6 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of September 27, 2006, among CapitalSource Finance LLC, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of April 7, 2014, among the Company, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee, the Company assumed CapitalSource’s rights, duties and obligations under the Parent Guarantee Agreement, dated as of September 29, 2006, between CapitalSource and The Bank of New York Mellon Trust Company, N.A. with respect to CapitalSource’s guarantee of the due and punctual payment of principal and premium, if any, and interest on $25.8 million in original issuance amount of the junior subordinated debt securities issued by CapitalSource Finance LLC under the Junior Subordinated Indenture, dated as of September 29, 2006, among CapitalSource Finance LLC, CapitalSource and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing descriptions of the First Supplemental Indentures and the Assignment and Assumption Agreements do not purport to be complete and are qualified in their entirety by reference to the applicable documents which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, with respect to the First Supplemental Indentures, and Exhibits 10.1, 10.2 and 10.3 hereto, with respect to the Assignment and Assumption Agreements, and are incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

The information set forth under Items 2.01 and 5.02 are incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2014, effective upon the consummation of the Merger, each of Mark N. Baker, Joseph N. Cohen, Stephen M. Dunn, Antoinette Hubenette, M.D., George E. Langley, Arnold W. Messer and John W. Rose resigned from the Board of Directors (the “Board”) of the Company.  Pursuant to the terms of the Merger Agreement, on April 8, 2014, the remaining Board (consisting of Craig A. Carlson, John M. Eggemeyer III, Barry C. Fitzpatrick, Susan E. Lester, Timothy B. Matz, Daniel B. Platt, Robert A. Stine and Matthew P. Wagner) reduced its size by two to thirteen and appointed five of the directors of CapitalSource (who were designated by CapitalSource) to serve on the Board until such time as their respective successors are duly elected and qualified or until their earlier resignation or removal.  Those five individuals are Andrew B. Fremder, C. William Hosler, Douglas (Tad) Lowrey, Roger H. Molvar and James J. Pieczynski.  Mr. Eggemeyer continues as the chairman of the Board and Mr. Fitzpatrick was appointed as the lead independent director. In addition, Mr. Pieczynski, Victor R. Santoro, Mr. Wagner and Jared M. Wolff will serve as employee directors of Pacific Western Bank, and Mr. Langley, Mr. Lowrey and Mr. Messer will serve as non-employee directors of Pacific Western Bank. Mr. Lowrey will serve as chairman of the board of Pacific Western Bank.

Individual appointments to the various committees of the Board are as follows (an asterisk denotes the chairperson of the applicable committee):

Asset/Liability Management Committee	Audit Committee	Compensation, Nomination and Governance Committee	Executive Committee	Risk Committee
Andrew B. Fremder*	Craig A. Carlson	Barry C. Fitzpatrick	Craig A. Carlson	Craig A. Carlson*
Susan E. Lester	C. William Hosler	C. William Hosler	John M. Eggemeyer III*	Susan E. Lester
Douglas (Tad) Lowrey	Susan E. Lester*	Timothy B. Matz	Barry C. Fitzpatrick	Douglas (Tad) Lowrey
James J. Pieczynski	Timothy B. Matz	Roger H. Molvar	Andrew B. Fremder	Roger H. Molvar
Daniel B. Platt	Roger H. Molvar	Robert A. Stine*	Susan E. Lester	James J. Pieczynski
Matthew P. Wagner			Robert A. Stine	Daniel B. Platt
			Matthew P. Wagner	Matthew P. Wagner

Compensatory arrangements for the non-employee directors of the Company will consist of:

i.                  Annual Retainers for Board Service:  An annual cash retainer of $150,000 for the chairman, $110,000 for the lead independent director and $75,000 for each other non-employee director serving on the Board, each paid in quarterly installments.

ii.               Annual Retainer for Pacific Western Bank Board Service:  An annual retainer cash retainer of $50,000 for non-employee directors serving on the board of Pacific Western Bank, paid in quarterly installments.

iii.            Committee Chair Fees:  Annual retainers for the non-employee chairpersons of each of the Board committees (other than the Executive Committee) of $35,000, each paid in quarterly installments.

iv.           Equity Grants:  Annual grants of fully-vested shares of Company Common Stock of approximately $50,000, based on the closing price of Company Common Stock on the date of grant.  The chairman of the Board receives an additional annual grant of fully-vested shares of Company Common Stock of approximately $50,000.

Employee directors will not receive compensation for service on the Board.

On April 8, 2014, the Board and the Pacific Western Bank board appointed the following executive officers:

Name	Office(s)

Matthew P. Wagner	Chief Executive Officer and President of the Company; Chief Executive Officer of Pacific Western Bank

Christopher D. Blake	Executive Vice President and Director of Human Resources of the Company and Pacific Western Bank

Suzanne R. Brennan	Executive Vice President and Chief Risk Officer of the Company and Pacific Western Bank

Mark A. Christian	Executive Vice President and Manager, Operations and Systems of the Company and Pacific Western Bank

Bryan M. Corsini	Executive Vice President and Chief Credit Officer of the Company; Executive Vice President of Pacific Western Bank

Lynn M. Hopkins	Executive Vice President and Chief Accounting Officer of the Company and Pacific Western Bank

Kori L. Ogrosky	Executive Vice President, General Counsel and Corporate Secretary of the Company; Executive Vice President and Corporate Secretary of Pacific Western Bank

James J. Pieczynski	Executive Vice President of the Company; President of CapitalSource, a division of Pacific Western Bank

Victor R. Santoro	Executive Vice President and Chief Financial Officer of the Company and Pacific Western Bank

Jared M. Wolff	Executive Vice President of the Company; President of Pacific Western Bank

Each of the executive officers was appointed to serve in their respective capacities until such time as his or her successor is duly elected and qualified or until his or her earlier resignation or removal.  While Daniel B. Platt will continue service on the Board, he retired as an officer of the Company effective April 7, 2014.

Information about the Company’s principal executive officer, president, principal financial officer, and principal accounting officer is set forth in the Company’s proxy statement for its 2013 annual meeting filed on April 10, 2013 under the caption “Executive Officers”, which information is incorporated herein by reference.

Item 8.01.  Other Events.

On April 8, 2014, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The Company intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

(b)                                 Pro forma financial information.

The Company intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

(d)                                 Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2014

PACWEST BANCORP

By:	/s/ Kori L. Ogrosky
Name:	Kori L. Ogrosky
Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 22, 2013, between PacWest Bancorp and CapitalSource Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 26, 2013 and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of December 20, 2013, between PacWest Bancorp and CapitalSource Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2013 and incorporated herein by reference).

4.1	First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2005-1 securities).

4.2

First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-1 securities).

4.3	First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wells Fargo Bank, N.A. (relating to 2006-4 securities).

4.4	First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2006-5 securities).

4.5	First Supplemental Indenture dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc., CapitalSource Finance LLC and Wilmington Trust Company (relating to 2007-2 securities).

10.1	Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2005-2 securities).

10.2	Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-2 securities).

10.3	Assignment and Assumption Agreement, dated as of April 7, 2014, among PacWest Bancorp, CapitalSource Inc. and The Bank of New York Mellon Trust Company, N.A. (relating to 2006-3 securities).

99.1	Press Release, dated April 8, 2014.